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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             September 29, 1997



                        Spanish Broadcasting System, Inc.

             (Exact name of the Registrant as specified in charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


         33-82114                                       13-3827791
(Commission File Number)                       (IRS Employer Identification No.)


         26 West 56th Street, New York, New York                        10019
         (Address of principal executive offices)                     (Zip Code)


Company's telephone number, including area code:                  (212) 541-9200


                                 Not Applicable
          (Former name or former address, if changed since last report)


                       See List of Additional Registrants
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                                                                                               PRIMARY
                                                                                               STANDARD                   I.R.S
                                                                 STATE OR OTHER               INDUSTRIAL                EMPLOYER
                                                                JURISDICTION OF             CLASSIFICATION           IDENTIFICATION
                           NAME                                  INCORPORATION                  NUMBER                   NUMBER
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
Spanish Broadcasting System, Inc..........................         New Jersey                    4832                  13-3181941
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Spanish Broadcasting System of California, Inc............         California                    4832                  92-3952357
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Spanish Broadcasting System of Florida, Inc...............          Florida                      4832                  58-1700848
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Alarcon Holdings, Inc.....................................          New York                     6512                  13-3475833
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Spanish  Broadcasting System Network, Inc.................          New York                     4899                  13-3511101
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SBS Promotions, Inc.                                                New York                     7999                  13-3456128
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SBS of Greater New York, Inc..............................          New York                     4832                  13-3888732
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Spanish Broadcasting System of Illinois, Inc. ............          Delaware                     4832                  36-4174296
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Spanish Broadcasting System of Greater Miami, Inc ........          Delaware                     4832                  65-0774450
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Item 1.           Changes in Control of the Company.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Disposition of Assets

                  On July 2, 1997, Spanish Broadcasting System, Inc., a Delaware corporation (the "Company") entered into an asset purchase agreement with One-On-One Sports, Inc., a Delaware corporation ("One-on-One") with respect to the sale of substantially all of the assets owned and utilized in connection with radio stations WXLX-AM, KXMG-AM and WCMQ-AM. On September 29, 1997, having obtained the approval of the Federal Communications Commission ("FCC"), the Company consummated the sale of the assets, certain liabilities (other than potential environmental liabilities at the transmitter sites of WXLX-AM) and FCC licenses of WXLX-AM and WCMQ-AM to One-On-One.

                  In consideration of the assets of radio stations WXLX-AM and WCMQ-AM, One-on-One paid to the Company $26,000,000. The consideration paid on the sale was determined through arms-length negotiations between the Company and One-on-One.

                  The Company intends to use the net proceeds to pay for its 12.5% Senior Notes due 2002 ("Senior Notes") tendered in connection with the Company's offer to purchase Senior Notes at 110% of the principal value thereof in accordance with the terms of such Senior Notes, as modified by the Second Supplemental Indenture dated as of March 21, 1997 between the Company and IBJ Schroder Bank & Trust Company, as Trustee.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Company's Certifying Accountant.

                  Not Applicable.



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Item 5.           Other Events.

                  Not Applicable.

Item 6.           Resignation of Company's Directors.

                  Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits.

                                    1. Asset Purchase Agreement dated as of July
                                    2, 1997 between the Company and One-on-One
                                    (incorporated by reference to Spanish
                                    Broadcasting System Inc.'s Registration
                                    Statement filed on Form S-4 (Reg. No.
                                    333-26295)).

                                    2. Amendment No. 1 to the Asset Purchase
                                    Agreement (incorporated by reference to
                                    Spanish Broadcasting System Inc.'s Post-
                                    Effective Amendment No. 2 to the
                                    Registration Statement on Form S-1 (Reg. No.
                                    333-29449)).



Item 8.           Change in Fiscal Year.

                  Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation, SPANISH BROADCASTING SYSTEM, INC., a New Jersey corporation, SPANISH BROADCASTING SYSTEM OF FLORIDA, INC., SPANISH BROADCASTING SYSTEM NETWORK, INC., SBS PROMOTIONS, INC., ALARCON HOLDINGS, INC., SBS OF GREATER NEW YORK, INC., SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC., SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC. and SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, New York as of the 15th day of October, 1997.


                  SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation SPANISH BROADCASTING SYSTEM, INC., a New Jersey corporation SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
                  SPANISH BROADCASTING SYSTEM NETWORK, INC.
                  SBS PROMOTIONS, INC.
                  ALARCON HOLDINGS, INC.
                  SBS OF GREATER NEW YORK, INC.
                  SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
                  SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
                  SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.

                  By:   /s/ Joseph A. Garcia
                        ------------------------------------
                            Joseph A. Garcia,
                            Vice President




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